  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2019

AutoWeb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18872 MacArthur Boulevard, Suite 200,
Irvine, California		92612-1400
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AUTO	The Nasdaq Capital Market

Item 2.02	Results of Operations and Financial Condition.

On May 9, 2019, AutoWeb, Inc., a Delaware corporation (“AutoWeb” or “Company”), announced in a press release its financial results for the quarter ended March 31, 2019. A copy of AutoWeb’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the press release, the Company also held a conference call that was webcast on May 9, 2019. A transcript of that call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The attached press release and transcript contain information that includes the following Non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission: “Non-GAAP Loss,” “Non-GAAP EPS,” and “Adjusted EBITDA.” The Company defines (i) Non-GAAP Loss as generally accepted accounting principles (“GAAP”) net loss before amortization of acquired intangibles, non-cash stock-based compensation, severance costs, litigation settlements, goodwill impairment, long-lived asset impairment and income taxes; (ii) Non-GAAP EPS as Non-GAAP Loss divided by weighted average diluted shares outstanding; and (iii) Adjusted EBITDA as net loss before interest, taxes, depreciation, amortization, non-cash stock-based compensation, non-cash gains or losses, and other extraordinary items. The Company’s management believes that presenting Non-GAAP Loss, Non-GAAP EPS, and Adjusted EBITDA provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations, as well as providing for more consistent period-over-period comparisons. These Non-GAAP measures also assist management in its operational and financial decision-making and monitoring the Company’s performance. In addition, the Company uses Adjusted EBITDA as a measure for determining incentive compensation targets. These Non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management strongly encourages investors to review the Company’s consolidated financial statements in their entirety and to not rely on any single financial measure. Tables providing reconciliations of Non-GAAP Loss, Non-GAAP EPS, and Adjusted EBITDA are included at the end of the press release, attached as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release and transcript are incorporated herein solely for purposes of this Item 2.02 disclosure. The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing. In addition, the press release and transcript furnished as exhibits to this report include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, stating that certain statements about AutoWeb’s business contained in the press release and transcript are “forward-looking” rather than “historic.”

Item 9.01	Financial Statements and Exhibits.

(d)
Exhibits

99.1
Press Release dated May 9, 2019
99.2
Transcript of AutoWeb, Inc.’s Conference Call dated May 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 13, 2019
AUTOWEB, INC.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal Officer and Secretary